UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 14, 2005

THE PROVIDENCE SERVICE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50364	86-0845127
(Commission File Number)	(I.R.S. Employer Identification No.)

5524 East Fourth Street, Tucson Arizona	85711
(Address of Principal Executive Offices)	(Zip Code)

(520) 747-6600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 14, 2005, The Providence Service Corporation (“Providence”) issued an earnings release reporting its results for the three months ended and the fiscal year ended December 31, 2004. A copy of this earnings release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The earnings release contains non-GAAP financial measures. For purposes of SEC Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States of America. Pursuant to the requirements of Regulation G, Providence has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Providence has provided these non-GAAP measurements, which present its earnings for the year ended December 31, 2003 on a pro forma basis excluding certain expenses related to its IPO, because these expenses had a significant effect on its financial performance for 2003 as a result of its IPO. Providence has provided this supplemental non-GAAP information because it believes this information provides useful information to investors and meaningful comparisons of the results of its operations for the periods presented. The non-GAAP measures do not replace the presentation of its GAAP financial results. The items excluded in the non-GAAP measures pertain to certain items that are considered to be material so that exclusion of the items would, in management’s belief, enhance a reader’s ability to compare the results of its business after excluding these items. The non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from pro forma measures used by other companies.

The non-GAAP financial measures used by Providence are:

•	income available to common stockholders, excluding expenses related to Providence’s initial public offering (“IPO”);

•	denomination for diluted earnings per share, excluding IPO related expenses – adjusted weighted average shares and assumed conversion;

•	diluted earnings per share, excluding IPO related expenses.

These non-GAAP financial measures are most directly comparable to the following GAAP financial measures, respectively:

•	net loss available to common stockholders;

•	denomination for diluted earnings per share – diluted weighted average shares outstanding;

•	diluted loss per share.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

None

(b)	Pro forma financial information.

None

(c)	Exhibits.

99.1	Earnings release issued by The Providence Service Corporation on March 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROVIDENCE SERVICE CORPORATION

Date: March 14, 2005	By:	/S/ MICHAEL N. DEITCH
Michael N. Deitch
Chief Financial Officer